Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Amendment No. 1 to Annual Report on Form 10-K/A of Applica Incorporated for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Harry D. Schulman, President and Chief Executive Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.

Dated: March 11, 2005	By:	/s/ Harry D. Schulman

Harry D. Schulman President and Chief Executive Officer